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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         =============================
                                    FORM 8-K
                         =============================

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 26, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)

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
             NEVADA                          1-13498                        93-1148702
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(State or other jurisdiction of       Commission File Number             (I.R.S. Employer
 incorporation or organization)                                       Identification Number)
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          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
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              (Registrant's telephone number, including area code)

                                 Not Applicable

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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.


        On April 26, 2001, Assisted Living Concepts, Inc. (the "Company") announced that a committee of holders of its convertible subordinated debentures had been formed and that the Company and its financial advisor, Jefferies & Company, Inc., had commenced negotiations with both the committee and the lessors of certain under-performing leases. The Company also announced that such negotiations are still in a preliminary stage, and that the Company cannot predict whether they will lead to a mutually satisfactory restructuring of the Company's obligations. However, any such restructuring plan is likely to result in a significant reduction in principal amount of the Company's convertible subordinated debentures and a very substantial dilution of the Company's outstanding equity.

        The Company also announced that it plans to defer, for 30 days, $4.7 million of interest payments due May 1, 2001 on the convertible subordinated debentures. A total of approximately $162 million aggregate principal amount of convertible subordinated debentures are outstanding, with maturities of November 1, 2002 and May 1, 2003.

        A copy of the Company's press release dated April 26, 2001 has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)   None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              99     Press Release, dated April 26, 2001.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.



                                        By:    /s/ SANDRA CAMPBELL
                                               ---------------------------------
                                               Name:   Sandra Campbell
                                               Title:  Secretary

Date: April 26, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.           DOCUMENT DESCRIPTION

      99              Press Release, dated April 26, 2001.